Contingent liabilities	9 Months Ended
Mar. 31, 2025
Disclosure of contingent liabilities [abstract]
Contingent liabilities
Note 19. Contingent liabilities

Non-Recourse SPVs
NYDIG, who was the lender under limited recourse equipment financing loans to IE CA 3 Holdings Ltd. and IE CA 4 Holdings Ltd. (bankrupt entities for which PricewaterhouseCoopers is currently acting as trustee) (Non-Recourse SPVs), has brought claims against the Non-Recourse SPVs and IREN Limited. All claims except the oppression remedy, which had been dismissed by the Trial Court, were unsuccessful. On 27 June 2024, the oppression claim was remitted by the Court of Appeal to the Trial Court for consideration. The matter has not been listed in the Trial Court as at the date of these interim financial statements.

U.S. importation tariff
In April 2025, the Group received a Notice of Action (‘NOA’) from U.S. Customs and Border Protection challenging the country of origin of mining hardware imported by the Group to the U.S. between April 2024 and February 2025. The NOA asserted that the country of origin of the mining hardware is China and notified the Group of an assessment of a U.S. importation tariff of 25%. The seller has represented to the Group that the country of origin of the mining hardware was not China. Certificates of origin and/or commercial invoices and shipping documents for all mining hardware shipments assessed in the NOA have been provided to the Group to support this claim. The Group intends to contest the NOA and the associated tariff cost of approximately $100 million. While the outcome of this matter is uncertain at this time, the Group has determined it is not probable that it will result in a future cash outflow and, as such, no provision was recorded as of 31 March 2025.